UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: July 24, 2018

(Date of earliest event reported: July 20, 2018)

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                                           Entry Into a Material Definitive Agreement.

On July 24, 2018, Adaptimmune Therapeutics plc (the “Company” or “Adaptimmune”) announced the transition of the Company’s NY-ESO SPEAR T-cell therapy program to GlaxoSmithKline (“GSK”). In September 2017, GSK exercised its option under a collaboration and license agreement signed in May 2014 (the “Original Agreement”) to exclusively license the right to research, develop, and commercialize Adaptimmune’s NY-ESO SPEAR T-cell therapy program.

Under the terms of an amended agreement dated as of July 20, 2018 (the “Amended Agreement”), GSK assumes responsibility for further research, development and potential commercialization of the NY-ESO SPEAR T-cell therapy and Adaptimmune will receive £21.2 million (~$27.5 million) from GSK. The amendments set out in the Amended Agreement also clarify the remaining activities required to finalize the transfer of the NY-ESO SPEAR T-cell program to GSK. Successful continuation of development and subsequent commercialization of NY-ESO will trigger additional payments for development milestones, tiered sales milestones, and mid-single to low double-digit royalties on worldwide net sales as previously provided under the Original Agreement.

Following transition of the NY-ESO program, GSK has the right to nominate its third and fourth targets, having nominated PRAME as its second target in January 2017. Once nominated, Adaptimmune will develop SPEAR T-cells to these targets (including PRAME), through preclinical testing to an IND-ready state, at which point GSK will be responsible for the IND filing.

The foregoing summary of the material terms of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Agreement, a copy of which will be filed with the Securities and Exchange Commission by the Company on its Quarterly Report on Form 10-Q, and the original agreements between the Company and GSK referred to therein.

Item 8.01                                           Other Events

On July 24, 2018, the Company and GSK issued a joint press release announcing the transition of the NY-ESO SPEAR T-cell therapy program to GSK. The press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in Item 8.01 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by the Company by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: July 24, 2018	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary